Exhibit 99.1

Inseego Reports Second Quarter 2024 Financial Results

Q2 2024 revenue of $59.1 million

Q2 2024 GAAP Net Income of $0.6 million and positive Adjusted EBITDA of $8.4 million

Executed convertible debt reduction and material improvement of capital structure

SAN DIEGO—August 7, 2024—Inseego Corp. (Nasdaq: INSG) (the “Company”), a technology leader in 5G mobile and fixed wireless solutions for mobile network operators, Fortune 500 enterprises and SMBs, today reported its results for the second quarter of 2024 ended June 30, 2024. The Company reported second quarter revenue of $59.1 million, GAAP operating income of $2.3 million, GAAP net income of $0.6 million, GAAP net loss of $(0.02) per common share after non-cash preferred dividends, and Adjusted EBITDA of positive $8.4 million. Unrestricted cash and cash equivalents at June 30, 2024 were $49.0 million.

“The Company delivered strong results during the second quarter and I am excited about the momentum the team has built the past few quarters,” said Phil Brace, Executive Chairman of Inseego. “The full Inseego team continues to focus on growing the business, evolving the product portfolio, and delivering strong operating results. We meaningfully improved our capital structure, significantly reduced our debt and strengthened the Company’s financial position. While we still have some work to do, I believe Inseego is well-positioned for continued success."

“We’re focused on driving stockholder value and pleased to have restructured 88% of our outstanding convertible notes to-date, by executing arrangements to repurchase, convert into equity or exchange for long-term debt of approximately $142 million of the $162 million in outstanding convertible notes,” Steven Gatoff, Chief Financial Officer of Inseego, commented. "Q2 was a pivotal quarter in which we continued to generate positive Adjusted EBITDA and Operating Cash Flow, and also delivered positive GAAP Operating and Net Income. We continue to focus on delivering revenue growth, adjusted EBITDA profitability, and cash generation.”

Financial Highlights

–	Revenue for Q2 2024 was $59.1 million.

–	Adjusted EBITDA for Q2 2024 was $8.4 million.

–	GAAP gross margin for Q2 2024 was 39.0%. Non-GAAP gross margin for Q2 2024 increased year-over-year from 35.7% to 39.0% as the revenue mix shifted to higher-margin products and services.

–	As of August 7, 2024, repurchased or entered into binding agreements to repurchase and/or exchange approximately $141.9 million, or 87.7%, of face value of the Company’s outstanding 3.25% convertible notes due 2025. The June 30, 2024 Balance Sheet included $16.5 million in cash from a short-term loan that was used in the Company’s repurchase of $45.9 million in face value convertible notes in the first week of July 2024.

Business Highlights

–	Announced appointments of David Markland as Chief Product Officer; Dean Antonilli as SVP Sales, Service Providers; and Sal Aroon as Vice President and Head of Operations. These additions to the leadership team bring a strong combination of deep wireless operational experience, technical expertise, and change management acumen.

–	Launched new Inseego Ignite Channel Program; signed new partner agreements with one new distributor and 27 value added resellers.

–	Increased MiFi® X PRO sales sequentially across all carriers, including one who doubled demand with an emphasis on public sector.

–	Notable transaction closed with a multinational medical equipment manufacturer who uses Inseego devices to enable lifesaving critical communications with heart defibrillators.

–	Large FWA channel deal closed with industrial Fortune 500 company.

–	Our latest generation Inseego Wavemaker 5G indoor router that is designed specifically for the channel, has now completed the required certification process for AT&T, T-Mobile, and Verizon.

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Q3 2024 Guidance

–	Total revenue in the range of $54.0 million to $58.0 million.

–	Adjusted EBITDA in the range of $6.5 million to $7.5 million.

Conference Call Information

Inseego will host a conference call and live webcast today at 5:00 p.m. ET. A Q&A session will be held live directly after the prepared remarks. To access the conference call:

•	Online, visit https://investor.inseego.com/events-presentations
•	Phone-only participants can pre-register by navigating to https://dpregister.com/sreg/10190477/fcf723f0a5
•	Those without internet access or unable to pre-register may dial in by calling:
◦	In the United States, call 1-844-282-4463
◦	International parties can access the call at 1-412-317-5613

An audio replay of the conference call will be available one hour after the call through August 22, 2024. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 6857790 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions, with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G, and cloud platforms. Inseego’s 5G Edge Cloud combines the industry’s best 5G technology, rich cloud networking features, and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data, and improving business outcomes with intelligent operational visibility---all over a 5G network. For more information on Inseego, visit www.inseego.com #Putting5GtoWork

©2024. Inseego Corp. All rights reserved. MiFi and the Inseego name and logo are registered trademarks of Inseego Corp. Other company, product, or service names mentioned herein are the trademarks of their respective owners.

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Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the Company’s ability to negotiate, execute and complete exchange transactions with respect to its convertible notes, (2) the Company’s ability to make payments on or to refinance its indebtedness; (3) the Company’s dependence on a small number of customers for a substantial portion of our revenues; (4) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (5) the growth of wireless wide-area networking and asset management software and services; (6) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (7) our ability to develop sales channels and to onboard channel partners; (8) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (9) dependence on third-party manufacturers and key component suppliers worldwide; (10) the impact of fluctuations of foreign currency exchange rates; (11) the impact of supply chain challenges on our ability to source components and manufacture our products; (12) unexpected liabilities or expenses; (13) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (14) litigation, regulatory and IP developments related to our products or components of our products; (15) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (16) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (17) the global semiconductor shortage and any related price increases or supply chain disruptions, (18) the potential impact of COVID-19 or other global public health emergencies on the business, (19) the impact of high rates of inflation and rising interest rates, and (20) the impact of geopolitical instability on our business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

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Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this press release that has not been prepared in accordance with GAAP. Adjusted EBITDA and non-GAAP operating costs and expenses, for example, exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to our 2025 Notes and revolving credit facility, fair value adjustments on derivative instruments, and other non-recurring expenses. Adjusted EBITDA excludes interest, taxes, depreciation, amortization, impairment of capitalized software, impairment of long-lived assets, certain other non-recurring expenses and foreign exchange gains and losses.

Adjusted EBITDA, non-GAAP cost of revenues, and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool. They are not intended to be used in isolation or as a substitute for cost of revenues, operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider them to be an important supplemental performance measure.

We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operational performance. We use this view of our operating performance to compare it with the business plan and individual operating budgets and in the allocation of resources.

We believe that these non-GAAP financial measures are helpful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that using these non-GAAP financial measures also facilitates comparing our underlying operating performance with other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent, or non-recurring. Investors and potential investors are cautioned that material limitations are associated with using non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures in this press release with our GAAP financial results.

Investor Relations Contact:

IR@inseego.com

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues:
Mobile solutions	$25,879	$18,895	$41,149	$41,935
Fixed wireless access solutions	13,317	19,505	27,499	31,375
Product	39,196	38,400	68,648	73,310
Services and other	19,953	15,157	35,510	31,041
Total revenues	59,149	53,557	104,158	104,351
Cost of revenues:
Product	30,507	30,620	53,220	58,587
Services and other	5,602	4,041	10,506	8,681
Total cost of revenues	36,109	34,661	63,726	67,268
Gross profit	23,040	18,896	40,432	37,083
Operating costs and expenses:
Research and development	5,486	6,266	10,529	10,041
Sales and marketing	5,391	5,787	10,386	12,253
General and administrative	5,805	5,431	10,788	11,155
Depreciation and amortization	4,009	4,688	7,644	9,997
Impairment of capitalized software	–	–	420	504
Total operating costs and expenses	20,691	22,172	39,767	43,950
Operating income (loss)	2,349	(3,276)	665	(6,867)
Other (expense) income:
Interest expense, net	(1,774)	(2,014)	(3,948)	(4,011)
Other income (expense), net	355	658	(5)	1,453
Income (Loss) before income taxes	930	(4,632)	(3,288)	(9,425)
Income tax provision	306	304	543	616
Net income (loss)	624	(4,936)	(3,831)	(10,041)
Preferred stock dividends	(808)	(739)	(1,598)	(1,462)
Net loss attributable to common stockholders	$(184)	$(5,675)	$(5,429)	$(11,503)
Per share data:
Net loss per common share
Basic and diluted (*)	$(0.02)	$(0.51)	$(0.46)	$(1.05)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted (*)	11,894,746	11,108,029	11,887,233	10,984,794

(*) Adjusted retroactively for reverse stock split that occurred on January 24, 2024

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INSEEGO CORP.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$48,993	$7,519
Accounts receivable, net	20,727	22,616
Inventories	18,006	22,880
Prepaid expenses and other	5,400	5,211
Total current assets	93,126	58,226
Property, plant and equipment, net	1,925	2,758
Rental assets, net	4,863	5,083
Intangible assets, net	22,644	27,140
Goodwill	21,922	21,922
Operating lease right-of-use assets	4,701	5,412
Other assets	382	1,256
Total assets	$149,563	$121,797
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$30,739	$24,795
Accrued expenses and other current liabilities	37,019	27,022
Short-term loan	13,664	–
2025 Convertible Notes, net	157,679	–
Revolving credit facility	–	4,094
Total current liabilities	239,101	55,911
Long-term liabilities:
2025 Convertible Notes, net	–	159,912
Operating lease liabilities	4,394	5,039
Deferred tax liabilities, net	697	680
Other long-term liabilities	7,134	2,360
Total liabilities	251,326	223,902
Commitments and contingencies
Stockholders’ deficit:
Preferred stock (aggregate liquidation preference of $36.7 million)	–	–
Common stock	12	12
Additional paid-in capital	816,002	810,138
Accumulated other comprehensive loss	(5,420)	(5,327)
Accumulated deficit	(912,357)	(906,928)
Total stockholders’ deficit	(101,763)	(102,105)
Total liabilities and stockholders’ deficit	$149,563	$121,797

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$(3,831)	$(10,041)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,069	10,819
Provision for expected credit losses	(101)	244
Impairment of capitalized software	420	504
Provision for excess and obsolete inventory	31	310
Impairment of operating lease right-of-use assets	–	469
Share-based compensation expense	1,586	3,762
Amortization of debt discount and debt issuance costs	857	977
Gain on debt repurchases	(1,324)	–
Deferred income taxes	12	95
Non-cash operating lease expense	816	(255)
Changes in assets and liabilities:
Accounts receivable	1,990	233
Inventories	3,501	6,172
Prepaid expenses and other assets	568	470
Accounts payable	5,952	5,106
Accrued expenses and other liabilities	14,643	(6,384)
Operating lease liabilities	(888)	198
Net cash provided by operating activities	33,301	12,679
Cash flows from investing activities:
Purchases of property, plant and equipment	(28)	(161)
Additions to capitalized software development costs and purchases of intangible assets	(2,348)	(4,441)
Net cash used in investing activities	(2,376)	(4,602)
Cash flows from financing activities:
Payments related to repurchases of 2025 Convertible Notes	(1,650)	–
Proceeds from issuance of short-term loan and warrants, net of issuance costs	16,500	–
Proceeds from a public offering of equity, net of issuance costs	–	6,059
Principal payments on financed assets	–	(360)
Net repayments on revolving credit facility	(4,094)	(4,598)
Other investing activities	2	126
Net cash provided by financing activities	10,758	1,227
Effect of exchange rates on cash	(209)	(1,282)
Net increase in cash and cash equivalents	41,474	8,022
Cash and cash equivalents, beginning of period	7,519	7,143
Cash and cash equivalents, end of period	$48,993	$15,165

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INSEEGO CORP.

Reconciliation of GAAP Gross Margin and Operating Costs and Expenses to Non-GAAP Gross Margin and Operating Costs and Expenses

Three Months Ended June 30, 2024

(In thousands)

(Unaudited)

	GAAP	Share-based compensation expense	Debt restructuring costs	Purchased intangibles amortization	Non-GAAP
Revenues	$59,149				$59,149
Cost of revenues	36,109	$31	$–	$–	36,078
Gross Margin	$23,040				$23,071
Gross Margin %	39.0%				39.0%

Total operating costs and expenses	$20,691	$838	$452	$424	$18,977

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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INSEEGO CORP.

Reconciliation of GAAP Gross Margin and Operating Costs and Expenses to Non-GAAP Gross Margin and Operating Costs and Expenses

Six Months Ended June 30, 2024

(In thousands)

(Unaudited)

	GAAP	Share-based compensation expense	Impairment of capitalized software	Debt restructuring costs	Purchased intangibles amortization	Non-GAAP
Revenues	$104,158					$104,158
Cost of revenues	63,726	$65	$–	$–	$–	63,661
Gross Margin	$40,432					$40,497
Gross Margin %	38.8%					38.9%

Total operating costs and expenses	$39,767	$1,521	$420	$452	$847	$36,527

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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INSEEGO CORP.

Reconciliation of GAAP Net Loss to Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2024	Six Months Ended June 30, 2024
Net income (loss)	$624	$(3,831)
Income tax provision (benefit)	306	543
Interest expense, net	1,774	3,948
Other (income) expense, net	(355)	5
Depreciation and amortization	4,694	9,069
Share-based compensation expense	869	1,586
Debt restructuring costs	452	452
Impairment of capitalized software	–	420
Adjusted EBITDA	$8,364	$12,192

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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